UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2014

Long Short Credit Strategies Fund*

*Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.

Goldman Sachs Long Short Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Analysis	3

Schedule of Investments	11

Financial Statements	17

Financial Highlights	20

Notes to the Financial Statements	22

Report of Independent Registered Public Accounting Firm	35

Other Information	36

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Long Short Credit Strategies Fund invests primarily in credit related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in non-investment grade securities (commonly known as “junk bonds”), including without limitation distressed securities, special situation investments and collateralized loan obligations. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund will opportunistically seek short exposures to credit related instruments through the use of derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices). Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Taking short positions may involve leverage of the Fund’s assets and presents various other risks. Losses on short positions may be disproportionate, may exceed the amount invested, and, with respect to certain instruments (e.g., equities, swap options) may be unlimited. Foreign securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates the Goldman Sachs Long Short Credit Strategies Fund?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through a flexible approach, security selection and providing active downside management.

■	The Fund is not limited by the traditional constraints of a benchmark strategy.
■	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.
■	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

■	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.
■	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

■	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.
■	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Liberty Harbor Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return, without sales charges, of 4.61%. These returns compare to the 0.21% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “B of A/Merrill Lynch Index”) during the same time period.

Because the composition of the B of A/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the B of A/ Merrill Lynch Index are for informational purposes only and not an indication of how the Fund is managed.

Q	Were there any changes made to the Fund during the Reporting Period?

A	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund, a closed-end registered investment company that was operated as an “interval fund” (the “Predecessor Fund”), was reorganized with and into the Fund, an open-end registered investment company. At that time, shareholders who owned Common Shares of the Predecessor Fund received Institutional Shares of the Fund.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	Overall, corporate credit market performance during the Reporting Period was dominated by actions of the Federal Reserve (the “Fed”).

Going into the Reporting Period, corporate credit market participants were showing a strong appetite for yield, as global economic growth remained sluggish and monetary policy remained extremely accommodative, offsetting much of the impact of then-recent fiscal tightening in the U.S. However, in May and June of 2013, we witnessed a correction to the rally. The trigger for the reversal appeared to be the wide perception by investors — later confirmed by then-Fed Chair Ben Bernanke — that the Fed was planning to start the process of tapering its quantitative easing program asset purchases. In mid-May 2013, Fed Chair Bernanke explained that the process was likely to be gradual. However, without a stated timeline, the market perceived tapering would likely begin in September 2013 and finish in the spring of 2014, with the exact timing dictated by the strength of incoming U.S. economic data. Some believed such U.S. economic data would be muted for another quarter or two by fiscal tightening at home and weaker economic activity abroad. However, following the release of the Fed’s July 2013 meeting minutes, the market received a clearer signal that the Fed may begin a modest level of tapering in September 2013, with a possibility remaining that such action might be pushed into the next year. At its September 2013 meeting, the Fed concluded it would refrain from tapering at that time, stating it would wait to begin the

The performance discussed in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

PORTFOLIO RESULTS

process until it sees signs of sustained economic gains. Risk assets, including corporate credit, experienced a mild correction on the back of a gradual acceptance by the market that the Fed would likely remain accommodative.

Toward the end of the third quarter of 2013, the market shifted its focus from tapering of quantitative easing to U.S. fiscal policy as it related to the debt ceiling and the near-term foreseeable event of a government shutdown. Indeed, on October 1, 2013, the start of the U.S. government’s new fiscal year, the U.S. government partially shut down after the U.S. Congress failed to pass a budget or a continuing resolution for its fiscal year 2014 to keep the government funded. The U.S. Congress subsequently reached an agreement 16 days later — in mid-October 2013 — to reopen the federal government and extend the debt ceiling.

The market rallied at the end of the calendar year and into the first quarter of 2014 following the Fed’s December 2013 announcement that it would begin reducing its monthly asset purchases by $10 billion in January 2014 and that it continued to endorse a low interest rate environment. The Fed subsequently reduced its monthly asset purchases by an additional $10 billion per month in both February and March 2014. It appeared at the end of the first quarter of 2014 that the Fed’s tapering threshold guidance would be dictated by the incoming strength of economic data, including the U.S. unemployment rate and Gross Domestic Product (“GDP”) growth.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to effective individual security selection across the spectrum of corporate credit.

We entered the Reporting Period with a cautious but constructive view on the corporate credit markets. As such, we focused primarily on high yield credit securities that were of short duration and higher credit quality and/or that were secured. We maintained our long-standing belief that short-dated credit offers opportunities to potentially earn attractive risk-adjusted returns. We also viewed this segment of the market as structurally inexpensive due to what we believe to be a persistent inefficiency in the corporate credit markets. There are fewer natural buyers of short-dated non-investment grade credit because bonds with a final maturity of less than one year are excluded from traditional high yield benchmarks, creating an incentive for benchmark-oriented portfolio managers to sell short-dated credits in order to own longer-dated credits. We believe this creates an excellent opportunity for non-benchmark-oriented investors to buy bonds in the secondary market at attractive valuations. From a fundamental perspective, the high degree of visibility on near-term cash flows and liquidity gave us a great deal of confidence in our security selection. In addition, the Fund was positioned in select mid-sized energy companies with what we considered to be low levels of leverage and high asset coverage ratios and that were possible merger and acquisition targets. (Asset coverage ratio is a measure that determines a company’s ability to cover debt obligations with its assets after all liabilities have been satisfied.)

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The Fund benefited most during the Reporting Period from its positioning in credits in the energy and non-bank financials segments of the corporate credit sector. Within the energy segment, top contributors included Aurora USA Oil & Gas (“Aurora”) and Plains Exploration & Production. The Fund particularly benefited from its position in Aurora, as Baytex Energy, a Canadian-based exploration and production company announced a strategic acquisition of Aurora, and the Fund’s senior unsecured bonds in Aurora rallied on the back of this news. Within the non-bank financials segment, positions in student loan corporation SLM (“Sallie Mae”), consumer finance company Ally Financial and online brokerage firm E*Trade Financial contributed positively to Fund results.

The biggest individual contributor to performance during the Reporting Period was the Fund’s position in Sallie Mae, a non-bank financial company that, as mentioned above,

The performance discussed in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

PORTFOLIO RESULTS

provides student loans. The Fund participated in a number of bonds within Sallie Mae’s capital structure that performed positively during the Reporting Period. Contributing especially strongly were the company’s unsecured bonds maturing in 2017 and 2019, where we had correctly believed there was room for spread compression. (Spread compression happens as a result of the price of a bond going up and, as per the inverse relationship between price and yield, the yield goes down.)

One notable individual detractor from the Fund’s performance during the Reporting Period was a position in Lone Pine Resources in early 2014, a Canadian oil and gas exploration and production company. The Fund’s position in the company’s unsecured bonds became stressed in 2013, as the company had been pursuing a balance sheet restructuring. In connection with this restructuring, the Fund’s debt was converted into common equity of Lone Pine Resources, and the Fund made an additional investment in the company’s convertible preferred equity.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps to implement long credit views. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. At the end of the Reporting Period, the Fund implemented a short position in a credit default swap high yield index to tactically hedge market risk.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on three key themes, which, in our view, continued to offer compelling risk-adjusted return potential, especially when compared to other segments of the broader high yield market, which we believe are over-bought. First, we favored short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates. Second, we sought opportunities to earn attractive risk-adjusted returns in the energy sector. Specifically, we focused on a number of mid-sized companies with what we considered to be low levels of leverage and high asset coverage ratios. We believe these positions provide an attractive yield profile. Third, we favored high yield credit securities in the non-bank financial sector, including mortgage service lenders that we believe are well positioned for growth.

Also, as indicated earlier, the Predecessor Fund was reorganized with and into the Fund. However, the Fund’s current investment strategies and policies, including the ability to implement short positions (i.e., a long/short strategy), are different from those of the Predecessor Fund (i.e., a long-only strategy). Accordingly, upon the reorganization, the Fund implemented a short position in a credit default swap high yield index for the purpose of hedging its exposure to the credit markets.

Q	How was the Fund positioned at the end of March 2014?

A	As of March 31, 2014, approximately 52.2% of the Fund’s total net assets was invested in unsecured debt obligations, 22.7% in secured debt obligations, 3.8% in preferred and other equity, 16.4% in cash and cash equivalents and 4.9% in other assets in excess of liabilities. The Fund’s notional derivatives exposure, calculated as a percentage of total net assets, was -15.2% in a credit default swap high yield index, 0.7% in credit default swaps, -11.3% in interest rate swaps and 13.8% in foreign currency exchange forward contracts. The Fund had a total of 123 holdings from 90 issuers at March 31, 2014, with the Fund’s top corporate issuers, as measured by a percentage of total net assets invested, being CIT Group, SLM and Ally Financial.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We believe a low economic growth, low yield environment should continue to be supportive for the corporate credit

The performance discussed in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

PORTFOLIO RESULTS

market in the months ahead. That said, we believe we may be entering into a period of greater issuance of lower coupon, extended duration and weaker covenanted instruments. (A covenant is a promise in any formal debt agreement that certain activities will or will not be carried out.) However, with yields at all-time lows, we believe investors face numerous risks, including credit quality, macroeconomic, geopolitical and interest rate risks. Thus, we believe bottom-up security selection will be increasingly important to portfolio performance going forward. We continue to see what we consider to be attractive single-name opportunities in credits that are short in duration and/or higher in the capital structure. The Fund, at the end of the Reporting Period, had a tactical short position in a credit default swap high yield index, as we seek to maximize risk-adjusted returns and mitigate market risk and volatility.

In short, we continue both to seek investments in what we believe are the most attractive risk-adjusted return opportunities across the corporate credit spectrum and to provide active downside management. In the months ahead, our investment team will continue to perform rigorous fundamental analysis to identify what we believe to be the most attractive investment opportunities on a risk-adjusted basis.

The performance discussed in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

FUND BASICS

Long Short Credit Strategies Fund

as of March 31, 2014

PERFORMANCE REVIEW*
April 1, 2013–March 31, 2014	Fund Total Return (based on NAV)[1]	B of A/Merrill Lynch Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Institutional Shares	4.61%	0.21%	1.68%	1.68%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The B of A/Merrill Lynch Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The B of A/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

*	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end registered investment company that was operated as an “interval fund,” was reorganized with and into the Fund, an open-end registered investment company. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions), although there is no guarantee that this will be achieved. The Fund’s performance may be substantially lower than that of the Predecessor Fund, particularly during periods of increases in credit market prices, due to this strategy of reducing exposure to the credit markets.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Institutional Shares	4.61%	8.60%	3/24/14[5]

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional Shares	1.15%	1.15%

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATIONS[8]
As of March 31, 2014	Percentage of Net Assets
Finance	15.8%
Energy — Exploration & Production	14.7
Health Care — Services	8.1
Consumer Cyclical Services	5.2
Media — Non Cable	4.8
Automotive	4.0
Entertainment	3.3
Telecommunications — Wireless	3.1
Packaging	3.1
Chemicals	2.9

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on June 15, 2009 (the date on which the Predecessor Fund commenced operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, if tendered for repurchase by the Fund, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and repurchase cash flows affecting the Fund.

Long Short Credit Strategies Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 15, 2009 through March 31, 2014.*

Average Annual Total Return through March 31, 2014	One Year	Since Inception
Institutional (Commenced March 24, 2014)*	4.61%	8.60%

*	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end registered investment company that was operated as an “interval fund,” was reorganized with and into the Fund, an open-end registered investment company. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions), although there is no guarantee that this will be achieved. The Fund’s performance may be substantially lower than that of the Predecessor Fund, particularly during periods of increases in credit market prices, due to this strategy of reducing exposure to the credit markets.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 22.7%
Senior Term Loans(a) – 7.7%
Automotive – Parts – 0.5%
Allison Transmission, Inc. (BB-/Ba3)
$1,765,651	3.750%	08/23/19	$1,765,015

Consumer Cyclical Services – 2.3%
First Data Corp. (B+/B1)
3,961,000	4.155	09/24/18	3,964,842
STG-Fairway Acquisitions (NR/B)
3,712,513	6.250	02/28/19	3,721,794

			7,686,636

Consumer Products – 0.5%
Anchor Hocking LLC (B/B2)
1,588,000	7.500	05/21/20	1,595,940

Diversified Manufacturing – 0.8%
Rexnord LLC (BB-/B2)
2,746,200	4.000	08/21/20	2,746,173

Finance – 1.0%
Flying Fortress, Inc. (BBB-/Ba2)
3,375,000	3.500	06/30/17	3,369,364

Media-Non Cable – 1.9%
Univision Communications, Inc. (B+/B2)
6,306,717	4.000	03/01/20	6,304,630

Packaging – 0.3%
Ardagh Holdings USA, Inc. (B+/Ba3)
947,625	4.250	12/17/19	950,591

Retailers – 0.4%
Academy Ltd. (B/B1)
375,191	4.500	08/03/18	376,178
Toys R US – Delaware, Inc. (B2/B)
1,070,836	6.000	09/01/16	967,104

			1,343,282

TOTAL SENIOR TERM LOANS
(Cost $25,711,448)			$25,761,631

Other Secured Debt Obligations – 15.0%
Automotive(b) – 2.1%
Chrysler Group LLC (B/B1)(c)
4,597,000	8.000	06/15/19	5,039,461
Schaeffler Finance BV (BB-/Ba2)
200,000	7.750	02/15/17	226,500
1,594,000	8.500 (c)	02/15/19	1,781,295

			7,047,256

Building Materials(c) – 1.0%
Builders FirstSource, Inc. (B-/Caa2)(b)
814,000	7.625	06/01/21	881,155
Headwaters, Inc. (B+/B2)
2,149,000	7.625%	04/01/19	2,320,920

			3,202,075

Secured Debt Obligations – (continued)
Chemicals(b)(c) – 0.6%
Taminco Global Chemical Corp. (B-/Caa1)
$1,856,000	9.750%	03/31/20	$2,092,640

Consumer Cyclical Services(c) – 2.3%
APX Group, Inc. (B/Ba3)
1,142,000	6.375	12/01/19	1,167,695
First Data Corp. (B+/B1)(b)
1,986,000	6.750	11/01/20	2,139,915
Sabre, Inc. (B/B1)(b)
3,868,000	8.500	05/15/19	4,278,975

			7,586,585

Entertainment(b)(c) – 1.2%
MU Finance PLC (NR/NR)
3,656,190	8.375	02/01/17	3,802,438
WMG Acquisition Corp. (B+/B1)
150,000	5.625	04/15/22	150,938

			3,953,376

Finance(b) – 0.8%
International Lease Finance Corp. (BBB-/Ba2)
26,000	7.125	09/01/18	30,290
TMX Finance LLC/TitleMax Finance Corp. (B+/B3)(c)
2,517,000	8.500	09/15/18	2,749,822

			2,780,112

Food & Beverage(b)(c) – 0.0%
Bumble Bee Acquisition Corp. (B/B3)
88,000	9.000	12/15/17	96,360

Health Care – Medical Products(c) – 0.3%
DJO Finance LLC/DJO Finance Corp. (B-/B3)
827,000	8.750	03/15/18	901,430

Health Care – Services – 4.8%
Community Health Systems, Inc. (BB/Ba2)(c)
6,020,000	5.125	08/15/18	6,343,575
HCA, Inc. (BB/Ba3)
8,000,000	3.750	03/15/19	8,030,000
STHI Holding Corp. (B/B2)(b)(c)
1,734,000	8.000	03/15/18	1,833,705

			16,207,280

Lodging(c) – 0.3%
Felcor Lodging LP (B-/B2)
912,000	5.625	03/01/23	925,680

Media – Non Cable(b)(c) – 0.5%
Univision Communications, Inc. (B+/B2)
1,726,000	6.875	05/15/19	1,855,450

Packaging(b)(c) – 0.1%
Albea Beauty Holdings SA (B+/B2)
217,000	8.375	11/01/19	234,398

Retailers(b)(c) – 0.3%
Michaels Stores, Inc. (CCC+/Caa1)
335,000	5.875	12/15/20	338,350

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value
	Secured Debt Obligations – (continued)
	Retailers – (continued)
	Toys R US – Delaware, Inc. (B/B2)
	$920,000	7.375%	09/01/16	$848,700

				1,187,050

	Tobacco(c) – 0.7%
	Vector Group Ltd. (B+/Ba3)
	2,245,000	7.750	02/15/21	2,413,375

	TOTAL OTHER SECURED DEBT OBLIGATIONS
	(Cost $49,788,775)			$50,483,067

	TOTAL SECURED DEBT OBLIGATIONS
	(Cost $75,500,223)			$76,244,698

	Unsecured Debt Obligations – 52.2%
	Automotive – 1.4%
	Allison Transmission, Inc. (B-/B3)(b)(c)
	$1,534,000	7.125%	05/15/19	$1,652,885
	Fiat Finance & Trade SA (BB-/B2)
EUR	403,000	7.750	10/17/16	619,028
	Jaguar Land Rover Automotive PLC (BB/B2)(b)
	$635,000	4.125	12/15/18	642,059
	Visteon Corp. (B+/B2)(c)
	1,673,000	6.750	04/15/19	1,760,833

				4,674,805

	Brokerage – 0.4%
	E*Trade Financial Corp. (B-/B2)
	1,305,000	6.750	06/01/16	1,412,663

	Capital Goods(c) – 1.3%
	Mueller Water Products, Inc. (B/Caa1)
	4,382,000	7.375	06/01/17	4,486,072

	Chemicals – 2.3%
	Ashland, Inc. (BB/Ba1)(c)
	1,053,000	3.875	04/15/18	1,089,855
	PolyOne Corp. (BB/Ba3)
	365,000	5.250	03/15/23	368,650
	Rockwood Specialties Group, Inc. (BB+/Ba1)(c)
	6,062,000	4.625	10/15/20	6,259,015

				7,717,520

	Construction Machinery – 0.5%
	CNH Capital LLC (BB/Ba1)
	1,467,000	3.250	02/01/17	1,496,340

	Consumer Cyclical Services – 0.6%
	The ADT Corp. (BB-/Ba2)
	1,976,000	4.125	04/15/19	1,960,569

	Consumer Products(c) – 0.3%
	ACCO Brands Corp. (BB-/B1)
	816,000	6.750	04/30/20	835,380

	Energy – Exploration & Production – 14.7%
	Approach Resources, Inc. (B-/B3)(c)
	1,269,000	7.000	06/15/21	1,315,001

	Unsecured Debt Obligations – (continued)
	Energy – Exploration & Production – (continued)
	Aurora USA Oil & Gas, Inc. (CCC+/Caa1)(b)(c)
	$3,897,000	9.875%	02/15/17	$4,296,442
	Bonanza Creek Energy, Inc. (B-/B3)(c)
	1,279,000	6.750	04/15/21	1,365,333
	Carrizo Oil & Gas, Inc. (B-/B3)(c)
	3,647,000	8.625	10/15/18	3,920,525
	Chesapeake Energy Corp. (BB-/Ba3)
	2,868,000	9.500	02/15/15	3,065,175
	Cimarex Energy Co. (BB+/Ba1)(c)
	3,344,000	5.875	05/01/22	3,628,240
	Comstock Resources, Inc. (B-/B3)(c)
	503,000	7.750	04/01/19	535,695
	1,438,000	9.500	06/15/20	1,642,915
	Diamondback Energy, Inc. (B-/Caa1)(b)(c)
	2,981,000	7.625	10/01/21	3,226,933
	Endeavor Energy Resources LP/EER Finance, Inc. (B+/B3)(b)(c)
	3,055,000	7.000	08/15/21	3,203,931
	Lightstream Resources Ltd. (B-/Caa1)(b)(c)
	4,804,000	8.625	02/01/20	4,804,000
	Linn Energy LLC/Linn Energy Finance Corp. (B+/B1)(c)
	1,459,000	6.500	05/15/19	1,521,008
	Magnum Hunter Resources Corp. (CCC/NR)(c)
	1,418,000	9.750	05/15/20	1,570,435
	Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa2)(b)(c)
	1,269,000	7.500	02/15/22	1,338,795
	Plains Exploration & Production Co. (BBB/Baa3)(c)
	5,122,000	6.125	06/15/19	5,640,603
	2,341,000	6.625	05/01/21	2,563,395
	Sanchez Energy Corp. (B-/B3)(b)(c)
	1,676,000	7.750	06/15/21	1,791,225
	Seven Generations Energy Ltd. (CCC/Caa1)(b)(c)
	2,313,000	8.250	05/15/20	2,533,498
	Trilogy Energy Corp. (B/NR)(b)(c)
CAD	1,551,000	7.250	12/13/19	1,473,134

				49,436,283

	Energy – Independent(c) – 2.6%
	Antero Resources Finance Corp. (BB-/B1)
	$4,416,000	6.000	12/01/20	4,703,040
	Berry Petroleum Co. (BB-/B1)
	2,122,000	6.750	11/01/20	2,238,710
	Penn Virginia Corp. (B-/Caa1)
	165,000	7.250	04/15/19	174,900
	1,512,000	8.500	05/01/20	1,682,100

				8,798,750

	Entertainment(c) – 2.1%
	Cinemark USA, Inc. (BB-/B2)
	2,897,000	5.125	12/15/22	2,882,515
	Regal Entertainment Group (B-/B3)
	2,477,000	5.750	03/15/22	2,551,310
	1,244,000	5.750	06/15/23	1,256,440
	WMG Acquisition Corp. (B/Caa1)(b)
	375,000	6.750	04/15/22	376,875

				7,067,140

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Unsecured Debt Obligations – (continued)
	Environmental(c) – 0.6%
	ADS Waste Holdings, Inc. (CCC+/Caa1)
	$1,704,000	8.250%		10/01/20	$1,855,230

	Finance – 11.1%
	CIT Group, Inc. (BB-/Ba3)
	1,289,000	5.000		05/15/17	1,379,230
	2,278,000	4.250		08/15/17	2,391,900
	2,726,000	5.250		03/15/18	2,923,635
	327,000	6.625	(b)	04/01/18	364,605
	4,905,000	5.500	(b)	02/15/19	5,272,875
	Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (NR/NR)(b)(c)
	2,570,000	6.875		02/15/19	2,648,084
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(c)
	4,804,000	6.500		08/01/18	4,828,020
	1,381,000	7.875		10/01/20	1,405,168
	1,615,000	6.500		06/01/22	1,510,025
	SLM Corp. (BBB-/Ba1)
	3,600,000	6.000		01/25/17	3,924,582
	3,011,000	4.625		09/25/17	3,165,314
	4,036,000	5.500		01/15/19	4,271,174
	610,000	6.125		03/25/24	609,571
	Walter Investment Management Corp. (B/B3)(b)(c)
	2,375,000	7.875		12/15/21	2,369,063

					37,063,246

	Food & Beverages(c) – 0.1%
	Big Heart Pet Brands (CCC+/Caa1)
	402,000	7.625		02/15/19	419,085

	Health Care – Medical Products – 0.5%
	Alere, Inc. (CCC+/Caa1)(c)
	1,331,000	8.625		10/01/18	1,424,170
	Fresenius US Finance II, Inc. (BB+/Ba1)(b)
	328,000	4.250		02/01/21	328,000

					1,752,170

	Health Care – Services – 3.3%
	Catamaran Corp. (BB+/Ba3)
	750,000	4.750		03/15/21	759,375
	DaVita HealthCare Partners, Inc. (B/B2)(c)
	4,016,000	6.625		11/01/20	4,307,160
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(b)
	2,262,000	5.625		07/31/19	2,431,650
	LifePoint Hospitals, Inc. (BB-/Ba1)(b)(c)
	3,300,000	5.500		12/01/21	3,440,250

					10,938,435

	Media – Non Cable(c) – 2.4%
	Gray Television, Inc. (B+/Caa1)
	2,545,000	7.500		10/01/20	2,761,325
	Lamar Media Corp. (BB-/Ba2)(b)
	900,000	5.375		01/15/24	922,500
	LIN Television Corp. (B+/B3)
	1,048,000	6.375		01/15/21	1,112,190
	Nexstar Broadcasting, Inc. (B/Caa1)
	3,075,000	6.875		11/15/20	3,297,937

					8,093,952

	Unsecured Debt Obligations – (continued)
	Other(b)(c) – 0.1%
	Calumet Specialty Products Partners LP/Calumet Finance Corp. (B+/B2)
	$375,000	6.500%		04/15/21	$375,000

	Packaging(c) – 2.7%
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(b)
	2,245,000	5.625		12/15/16	2,289,900
	3,483,000	6.000		06/15/17	3,583,136
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	2,915,000	8.500		05/15/18	3,053,463

					8,926,499

	Pharmaceuticals(b)(c) – 0.9%
	Valeant Pharmaceuticals International (B/B1)
	1,635,000	7.000		10/01/20	1,771,931
	1,219,000	5.625		12/01/21	1,281,474

					3,053,405

	Retailers(c) – 0.6%
	Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (CCC+/Caa1)(b)(d)
	72,000	7.500		08/01/18	74,250
	Rent-A-Center, Inc. (B+/B1)
	1,786,000	6.625		11/15/20	1,846,278

					1,920,528

	Telecommunications – Wireless – 3.1%
	Intelsat Jackson Holdings SA (B+/B3)(c)
	2,690,000	7.250		04/01/19	2,891,750
	Sprint Capital Corp. (BB-/B1)
	2,000,000	6.900		05/01/19	2,195,000
	Sprint Communications, Inc. (BB+/Ba2)(b)
	4,466,000	9.000		11/15/18	5,459,685

					10,546,435

	Telecommunications – Wirelines – 0.6%
	Telecom Italia Capital SA (BB+/Ba1)
	1,739,000	6.999		06/04/18	1,975,716
	Telecom Italia SpA (BB+/Ba1)
EUR	100,000	4.500		09/20/17	146,871

					2,122,587

	TOTAL UNSECURED DEBT OBLIGATIONS
	(Cost $171,715,968)				$174,952,094

Shares	Description	Value

Common Stocks(e)(f)(g) – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
310,336	Lone Pine Resources CDA, Ltd.	$420,507
(Cost $1,418,161)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2014

Shares	Rate	Value

Preferred Stocks – 3.7%
Oil, Gas & Consumable Fuels(e)(f)(h)(i) – 0.8%
Lone Pine Resources CDA, Ltd.
1,194,849	10.375%	$2,527,106

Finance(b) – 2.9%
Ally Financial, Inc.
9,984	7.000	9,861,072

TOTAL PREFERRED STOCKS – 3.7%
(Cost $11,150,291)		$12,388,178

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(j) – 3.0%
United States Treasury Bill
$10,000,000	0.000%	04/24/14	$9,999,808
(Cost $9,999,891)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $269,784,534)			$274,005,285

Repurchase Agreement(k) – 13.4%
Joint Repurchase Agreement Account II
$45,000,000	0.080%	04/01/14	$45,000,000
(Cost $45,000,000)

TOTAL INVESTMENTS – 95.1%
(Cost $314,784,534)			$319,005,285

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.9%			16,415,502

NET ASSETS – 100.0%			$335,420,787

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $96,193,644, which represents approximately 28.7% of net assets as of March 31, 2014.

(c) Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d) Pay-in-kind securities.
(e) Represents an affiliated issuer.

(f) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities was $2,947,613, which represents approximately 0.9% of net assets as of March 31, 2014. See details shown in the Restricted Securities table that follows:

Restricted Security	Acquisition Date	Cost

Lone Pine Resources CDA Ltd. (Common Stock)	1/31/2014	$1,418,161
Lone Pine Resources CDA Ltd. (Preferred Stock)	1/31/2014	1,528,270

(g) In addition the Fund holds 310,336 shares of voting securities in an affiliated entity with zero cost and zero value.
(h) Security is currently in default/non-income producing.
(i) In addition the Fund holds 1,194,849 shares of voting securities in an affiliated entity with zero cost and zero value.
(j) Issued with a zero coupon. Income is recognized through the accretion of discount.
(k) Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 16.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
WR	—Withdrawn Rating

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank N.A.	USD/CAD	06/03/14	$2,574,089	$94,700

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank N.A.	EUR/USD	06/30/14	$20,524,446	$(16,247)
	USD/EUR	04/17/14	22,571,952	(435,244)
	USD/EUR	07/14/14	681,851	(5,750)
TOTAL				$(457,241)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$27,815	02/26/19	3 month LIBOR	1.647%	$136	$147,128
5,975	01/14/21	3 month LIBOR	2.363	(34,889)	(10,555)
4,105	10/19/20	3 month LIBOR	2.225	31	(30,787)
TOTAL				$(34,722)	$105,786

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

Credit Suisse International (London)	CenturyLink, Inc. 6.000%, 04/01/17	$2,454	1.000%	03/20/19	1.944%	$(115,130)	$7,909

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(a)	Upfront Payments Made Received)	Unrealized Gain (Loss)
Protection Purchased
CDX North America High Yield Index 22	$51,000	(5.000)%	06/20/19	3.358%	$(3,587,970)	$(291,761)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$45,000,000	$45,000,100	$46,069,791

REPURCHASE AGREEMENTS — At March 31, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.080%	$11,217,479
Citigroup Global Markets, Inc.	0.090	4,713,226
Merrill Lynch & Co., Inc.	0.080	10,216,389
TD Securities (USA) LLC	0.070	6,598,517
TD Securities (USA) LLC	0.080	6,598,517
Wells Fargo Securities LLC	0.080	5,655,872
TOTAL		$45,000,000

At March 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.161% to 2.400%	02/06/15 to 02/03/20
Federal Home Loan Banks	0.140 to 5.375	02/18/15 to 05/18/16
Federal Home Loan Mortgage Corp.	0.500 to 6.000	04/17/15 to 03/01/44
Federal National Mortgage Association	0.500 to 7.000	07/02/15 to 08/01/47
Government National Mortgage Association	3.000 to 5.000	04/15/18 to 03/20/44
Tennessee Valley Authority	5.250	09/15/39
U.S. Treasury Note	0.250	01/15/15

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Assets and Liabilities

March 31, 2014

Assets:
Investments in unaffiliated issuers, at value (cost $266,838,103)	$271,057,672
Investments in affiliated issuers, at value (cost $2,946,431)	2,947,613
Repurchase agreement, at value which equals cost	45,000,000
Cash	1,053,085
Foreign currencies, at value (cost $2,415,803)	2,419,629
Receivables:
Investments sold, at value	9,687,720
Investments sold on an extended-settlement basis	3,171,332
Interest	4,074,298
Collateral on certain derivative contracts(a)	3,716,801
Fund shares sold	1,003,000
Unrealized gain on forward foreign currency exchange contracts	94,700
Unrealized gain on swap contracts	7,909
Other assets	226,597
Total assets	344,460,356

Liabilities:
Payables:
Fund shares redeemed	5,935,514
Investments purchased	443,965
Investments purchased on an extended-settlement basis	929,364
Amounts owed to affiliates	458,806
Unrealized loss on forward foreign currency exchange contracts	457,241
Variation margin on certain derivative contracts	135,986
Upfront payments received on swap contracts	115,130
Accrued expenses	563,563
Total liabilities	9,039,569

Net Assets:
Paid-in capital	328,823,991
Undistributed net investment income	1,029,748
Accumulated net realized gain	1,883,038
Net unrealized gain	3,684,010
NET ASSETS	$335,420,787
Shares Outstanding $0.001 par value (unlimited shares authorized):	31,907,298
Institutional Class
Net asset value, offering and redemption price per share:	$10.51

(a)	Segregated for initial margin on swap transactions of $3,173,536

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Operations

For the Fiscal Year Ended March 31, 2014

Investment income:
Interest	$23,201,132
Dividends	1,020,757
Total investment income	24,221,889

Expenses:
Management fees	4,695,550
Distribution and Service fees	1,147,392
Transfer Agent fees	397,049
Professional fees	333,813
Shareholder meeting expense	166,807
Custody, accounting and administrative services	131,373
Registration fees	85,438
Printing and mailing costs	80,054
Trustee fees	21,925
Other	26,217
Total expenses	7,085,618
Less — expense reductions	(83,403)
Net expenses	7,002,215
NET INVESTMENT INCOME	17,219,674

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	7,356,004
Swap contracts	861,157
Forward foreign currency exchange contracts	(1,241,881)
Foreign currency transactions	1,331,142
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(4,260,472)
Investments — affiliated issuers	1,182
Swap contracts	6,194
Forward foreign currency exchange contracts	(707,043)
Foreign currency translation	74,282
Net realized and unrealized gain	3,420,565
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,640,239

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$17,219,674	$23,429,942
Net realized gain	8,306,422	21,189,221
Net change in unrealized gain (loss)	(4,885,857)	2,193,084
Net increase in net assets resulting from operations	20,640,239	46,812,247

Distributions to shareholders:
From net investment income	(17,045,574)	(24,133,522)
From net realized gains	(16,467,834)	(11,420,212)
Total distributions to shareholders	(33,513,408)	(35,553,734)

From share transactions:
Proceeds from sales of shares	65,521,242	105,543,331
Reinvestment of distributions	137,439	2,257,831
Cost of shares redeemed	(224,360,906)	(145,562,693)
Net decrease in net assets resulting from share transactions	(158,702,225)	(37,761,531)
TOTAL DECREASE	(171,575,394)	(26,503,018)

Net assets:
Beginning of year	506,996,181	533,499,199
End of year	$335,420,787	$506,996,181
Undistributed net investment income	$1,029,748	$1,304,131

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations			Distributions to shareholders
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014	$10.80	$0.39	$0.09	$0.48	$(0.39)	$(0.38)	$(0.77)
2013	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)
2012	10.70	0.51	0.17	0.68	(0.51)	(0.29)	(0.80)
2011	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

FOR THE PERIOD ENDED MARCH 31,
2010 - (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.51	4.61%	$335,421	1.49%		1.51%		3.67%		207%
10.80	8.74	506,996	1.47		1.47		4.23		204
10.58	6.69	533,499	1.48		1.48		4.81		215
10.70	7.94	531,797	1.50		1.50		5.23		204

10.75	13.33	431,676	1.60	(d)	1.67	(d)	5.88	(d)	122

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the ‘‘Trust’’) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as an open-end management investment company. The Trust includes the Goldman Sachs Long Short Credit Strategies Fund (the ‘‘Fund’’). The Fund is a non-diversified portfolio under the Act that, as of March 31, 2014, offered one class of shares — Institutional Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization Agreement’’) approved by the Trust’s Board of Trustees and shareholders of the Goldman Sachs Credit Strategies Fund (the ‘‘Predecessor Fund’’), all of the assets and liabilities of the Predecessor Fund were transferred to the Fund as of the close of business on March 21, 2014 (the “Reorganization”). As part of the reorganization, holders of common shares (the “Shares”) of the Predecessor Fund received Institutional Shares of the Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through March 21, 2014.

Prior to the Reorganization, the Predecessor Fund operated as an “interval fund” which made quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Expenses — Expenses incurred directly by the Fund, are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and other funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The Fund adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

A MRA governs transactions between the Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

At March 31, 2014, the Fund’s investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements
Total gross amount presented in Statements of Assets and Liabilities	$45,000,000
Non-cash Collateral offsetting(1)	(45,000,000)
Net Amount(2)	$—

(1)	At March 31, 2014 the value of the collateral received from each seller exceeded the value of the related repurchase agreement.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Secured Debt Obligations	$—	$76,244,698	$—
Unsecured Debt Obligations	—	174,952,094	—
U.S. Treasury Obligations	9,999,808	—	—
Restricted Common Stock	—	—	420,507
Unrestricted Preferred Stock	—	9,861,072	—
Restricted Preferred Stock	—	—	2,527,106
Short-term Investments	—	45,000,000	—
Total	$9,999,808	$306,057,864	$2,947,613

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$94,700	$—
Interest Rate Swap Contracts	—	147,128	—
Credit Default Swap Contracts	—	7,909	—
Total	$—	$249,737	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(457,241)	$—
Interest Rate Swap Contracts	—	(41,342)	—
Credit Default Swap Contracts	—	(291,761)	—
Total	$—	$(790,344)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$147,128	(a)	Variation margin on certain derivative contracts	$(41,342)	(a)
Credit	Receivable for unrealized gain on swap contracts	7,909		Variation margin on certain derivative contracts	(291,761)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	94,700		Payable for unrealized loss on forward foreign currency exchange contracts	(457,241)
Total		$249,737			$(790,344)

(a)	Includes unrealized gain (loss) on centrally cleared swaps described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Amount represents the payments to be made pursuant to agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$607,040	$290,046	3
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	254,117	(283,852)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,241,881)	(707,043)	5
Total		$(380,724)	$(700,849)	9

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2014:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Citibank N.A.	$—	$94,700	$94,700	$(457,241)	$(457,241)	$(362,541)	$362,541	$—
Credit Suisse International (London)	7,909	—	7,909	—	—	7,909	—	7,909
Total	$7,909	$94,700	$102,609	$(457,241)	$(457,241)	$(354,632)	$362,541	$7,909

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Fee Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B.  Transfer Agency Agreement — Goldman Sachs serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.04% of the average daily net assets of the Institutional Shares. Prior to the Reorganization, the transfer agency fee charged to the Predecessor Fund was 0.05% of the average daily net assets of the Shares effective July 29, 2013. Prior to such date the transfer agency fee was 0.15%.

C.  Service Plan — The Fund does not offer a service plan for Institutional Shares. Prior to the Reorganization, the Predecessor Fund adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs was entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Predecessor Fund’s average daily net assets attributed to the Shares. This fee was for personal and account maintenance services, and was used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that entered into agreements with Goldman Sachs to provide such services.

D.  Distribution Agreement — Goldman Sachs serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Prior to the Reorganization, Goldman Sachs also served as Distributor of the Shares of the Predecessor Fund pursuant to a Distribution Agreement. Goldman Sachs received no compensation for its services as Distributor.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, shareholder meeting, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. The Other Expense limitation arrangement will remain in place through at least March 24, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended March 31, 2014, the Fund had a reimbursement of $83,403. For the fiscal year ended March 31, 2014, the amounts owed to affiliates were $368,891, $72,260 and $17,655 for management, service, and transfer agent fees, respectively.

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate of the Fund for the fiscal year ended March 31, 2014:

Name of Affiliated Issuer	Fair Value as of 03/31/13	Purchases(1)	Sales	Change in Unrealized Gains (Losses)	Fair Value at 03/31/14	Dividend Income
Lone Pine Resources CDA, Ltd. — Common Stocks	—	1,418,161	—	(997,654)	$420,507	$—
Lone Pine Resources CDA, Ltd. — Preferred Stocks	—	1,528,270	—	998,836	2,527,106	—

(1)	Purchases may include securities received in corporate actions.

F.  Line of Credit Facility — As of March 31, 2014, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2014, the Fund did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2014, were $802,157,262 and $971,827,036, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2014, in the amount of $31,067,369 and $2,446,039, was from ordinary income and long-term capital gains, respectively.

The tax character of distributions paid during the fiscal year ended March 31, 2013, in the amount of $35,553,734, was from ordinary income.

As of March 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,746,867
Timing differences (Qualified Late Year Loss Deferral and Income Distribution Payable)	(1,095,988)
Unrealized gains — net	4,945 917
Total accumulated earnings — net	$6,596,796

As of March 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$314,043,450
Gross unrealized gain	6,436,179
Gross unrealized loss	(1,474,344)
Net unrealized gain	$4,961,835
Net unrealized gain on other investments	(15,918)
Net unrealized gain	$4,945,917

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales, net mark-to-market gains (losses) on foreign currency exchange contracts, and recognition of gains/losses of certain preferred securities.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund reclassified $448,483 to accumulated net realized gain from undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and results primarily from differences in the tax treatment of consent fees, swap transactions and foreign currency exchange transactions, and the recognition of income and gains/losses of certain bonds.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — The Fund may hold foreign securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

10. SHARES OF BENEFICIAL INTEREST

Each quarter prior to the Reorganization, the Trustees of the Predecessor Fund, in their sole discretion, determined the number of Shares that the Predecessor Fund offered to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount was at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder tendered their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”).

For the fiscal year ended March 31, 2014, the Predecessor Fund extended the following Repurchase Offers:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to be Repurchased	Amount of Shares the Fund Offered to Repurchase	Number of Shares Tendered
6/21/2013	10%	4,769,349	3,378,932
9/20/2013	10	4,486,049	3,092,061
12/20/2013	25	11,099,277	2,703,364

The Fund is authorized to issue an unlimited number of shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
Shares sold	6,223,463	9,861,428
Reinvestment of distributions	12,970	211,300
Shares repurchased	(21,285,374)	(13,554,993)
NET DECREASE	(15,048,941)	(3,482,265)

11. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on September 19, 2013, the Board of Trustees of the Goldman Sachs Trust, on behalf of the Fund, and the Board of Trustees of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund. The acquisition was completed as of the close of business on March 21, 2014.

Predecessor Fund*/The Fund	Exchanged Shares of Fund Issued	Value of Exchanged Shares	Predecessor Fund’s Shares Outstanding as of March 21, 2014
Goldman Sachs Credit Strategies Fund, Common Shares/Goldman Sachs Long Short Credit Strategies Fund, Institutional Class	43,870,172	$460,843,118	43,870,172

*	Represents the accounting survivor

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

March 31, 2014

11. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s Shares were transferred in exchange for the Fund’s Institutional Shares, in a tax-free exchange as follows:

Predecessor Fund*/The Fund	The Fund’s Aggregate Net Assets before the Reorganization	The Predecessor Fund’s Aggregate Net Assets before the Reorganization	The Predecessor Fund’s Unrealized Appreciation	The Fund’s Aggregate Net Assets Immediately after the Reorganization
Goldman Sachs Credit Strategies Fund, Common Shares/Goldman Sachs Long Short Credit Strategies Fund, Institutional Class	—	$460,843,118	$4,574,618	$460,843,118

*	Represents the accounting survivor

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On April 30, 2014, the Fund launched the following new share classes: Class A, Class C, Class IR, and Class R.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Long Short Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Long Short Credit Strategies Fund (formerly Goldman Sachs Credit Strategies Fund) (the “Fund”), at March 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2014

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Fund Expenses — For the Six Month Period Ended March 31, 2014 (Unaudited)

As a shareholder of Institutional Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Shares	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 Months Ended 3/31/14*
Actual	$1,000.00	$1,005.20		$7.65
Hypothetical 5% return	1,000.00	1,017.30	+	7.70

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.49%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on March 24, 2014. The Fund was created in connection with the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end interval fund, with and into the Fund (the “Reorganization”). At a meeting held on October 17-18, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund and the Reorganization were discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser and the Predecessor Fund resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted how certain investment policies and strategies of the Fund differed from those of the Predecessor Fund. The Trustees also noted the experience and capabilities of the portfolio management team, and that the Predecessor Fund’s portfolio managers were expected to continue managing the Fund. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had been managing the Predecessor Fund, and that the Fund, like the Predecessor Fund, would invest primary in credit-related investments. The Trustees also considered the performance of the Predecessor Fund, although they noted that the Fund would implement a long/short credit strategy, while the Predecessor Fund implements a long-only credit strategy. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered profitability information for the Predecessor Fund that had previously been provided and the Investment Adviser’s representations that such data would be provided after the Fund commenced operations.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of shareholders of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) was held on February 14, 2014 to consider and act upon the proposal below.

At the Meeting, an Agreement and Plan of Reorganization between the Fund and the Predecessor Fund (the “Plan”) was approved. In approving the Plan, the Predecessor Fund’s shareholders voted as follows:

For	Against	Withheld	Broker Non-Votes
21,130,004.546	15,299.004	0	0

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	110	None

Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”) and Goldman Sachs MLP Income Opportunities Funds (“GSMLP”), and with respect to Mr. McNamara, GSTII and GSMLP. GSTII, GSBDC and GSMLP each consisted of one portfolio. GSBDC did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Long Short Credit Strategies Fund Tax Information (Unaudited)

For the fiscal year ended March 31, 2014, 3.20% of the dividends paid from net investment company taxable income by the Long Short Credit Strategies Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2014, 2.80% of the dividends paid from net investment company taxable income by the Long Short Credit Strategies Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Long Short Credit Strategies Fund designates $2,446,039 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2014.

Pursuant to Section 871(k) of the Internal Revenue Code, the Long Short Credit Strategies Fund designates $14,021,795, as short-term capital gain dividends paid during the year ended March 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.

[3]	Effective at the close of business on May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured Small Cap Equity, Goldman Sachs Structured Small Cap Growth, Goldman Sachs Structured Small Cap Value, Goldman Sachs Structured U.S. Equity, Goldman Sachs Structured Emerging Markets Equity, Goldman Sachs Structured International Equity and Goldman Sachs Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, Goldman Sachs Small Cap Equity Insights, Goldman Sachs Small Cap Growth Insights, Goldman Sachs Small Cap Value Insights, Goldman Sachs U.S. Equity Insights, Goldman Sachs Emerging Markets Equity Insights, Goldman Sachs International Equity Insights and Goldman Sachs International Small Cap Insights Funds, respectively.

[4]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.

[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statement’s about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of March 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 129706.MF.MED.TMPL /5/2014 LSCRAR14/1K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,208,710	$3,311,663	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$723,485	$538,925	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2014